                                                Filed Pursuant to Rule 497(e)
                                                Registration File No: 333-104972

                                  STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT
                                  AUGUST 23, 2004

Supplement dated August 23, 2004 to the Statement of Additional Information of
Morgan Stanley Institutional Liquidity Funds dated January 14, 2004

Morgan Stanley Institutional Liquidity Funds

The subsection "Revenue Sharing" which appears under the section "Service and
Distribution of Shares" in the Statement of Additional Information is hereby deleted and replaced by the following:

     The Adviser or the Distributor may pay additional compensation, out of their own funds and not as an additional charge to the Fund, to selected affiliated or unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale, distribution, retention, and/or servicing of Fund shares. For example, the
     Adviser or the Distributor may pay compensation to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances, and/or for sub-accounting, administrative or shareholder processing services. Such payments are made by the Adviser or the Distributor and are in addition to any distribution-related or transfer agency/shareholder servicing fees that may be payable by the Fund or by the Distributor as a
     12b-1 fee. The payments made by the Adviser or the Distributor may be based on gross sales, current assets, number of accounts, or other measures as determined by the Adviser or the Distributor. The amount of these payments is determined from time to time by the Adviser or the Distributor, may be substantial, and may be different for different Intermediaries.

     With respect to certain affiliated entities of the Adviser or the
     Distributor ("Affiliated Entities") and Intermediaries, these payments currently include the following amounts paid by either the Adviser or the
     Distributor from its own funds:

     (1) For sales of shares of MSIF Inc. and MSIF Trust (except the Money
     Market Funds), an amount equal to 35% of each portfolio's stated advisory fee.

     (2) For sales of the Money Market Funds, an amount equal to 0.10% of the value of shares held in the accounts.

     (3) For sales of shares of the Universal Funds, an amount equal to 25% of each portfolio's stated advisory fee on first, second, and third years' net cash flows, and 0.00% thereafter.

     (4) For sales of shares of the Universal Funds, an amount equal to 40% of each portfolio's net advisory and administrative fees.

     (5) For sales of shares of the Institutional Fund of Hedge Funds, an amount equal to 0.075% of the assets in the accounts.

     (6) For sales of shares of MSIF Inc., MSIF Trust and Universal Funds, an amount up to 0.45% of the assets in the accounts, in addition to 12b-1 fees paid, if any.

     (7) For sales of shares of the Morgan Stanley Institutional Liquidity
     Funds, a range in an amount equal to 0.03% to 0.10% of the assets in the accounts, in addition to 12b-1 fees paid, if any.

     (8) For sales of Investment Class shares of certain MSIF Trust portfolios by the Morgan Stanley Stable Value Fund,(1) and amount equal to 0.225% of the value of such shares held by the Stable Value Fund, in addition to a portion of the shareholder servicing fee.

     The prospect of receiving, or the receipt of additional compensation as described above by Affiliated Entities or other Intermediaries out of the
     Investment Manager's or Distributor's own funds, may provide Affiliated
     Entities and such Intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation

     available, over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the Affiliated Entity or the
     Intermediary does not receive additional compensation, or lower levels of additional compensation. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that a
     Fund receives to invest on behalf of an investor. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.